Inflation Hedges Strategy Fund

(the “Fund”)

Class A Shares (Symbol: INHAX)

Supplement dated December 6, 2013

to the Prospectus and Statement of Additional Information (“SAI”) dated December 2, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

Please be advised that Class A Shares of the Fund have not yet commenced operations and are not yet available for purchase.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 2, 2013, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7538.